EXHIBIT 99.1


                                 LEHMAN BROTHERS
                            -------------------------
                            STRUCTURED CREDIT TRADING



              Corporate Bond-Backed Certificates, Series 1998-CAT-1
                                     3/18/98
                           Indicative Summary of Terms
                           ---------------------------

Issuer: The Trust, which has been established under the laws of New York by Lehman ABS Corporation for the sole purpose of issuing the Certificates.

Certificates:                  CORPORATE BOND-BACKED CERTIFICATES, Series
                               1998-CAT-1 (the "Certificates"). The Certificates will be offered in two classes, Class A-1 and Class A-2 having the characteristics described below. Each class of Certificates represents an undivided beneficial interest in certain distributions of the Trust, and will be issued pursuant to the Trust Agreement.

Underlying Securities:         The sole assets of the Trust will be $50,000,000
                               Caterpillar Incorporated 7.375% Debentures maturing March 1, 2097 (the "Underlying
                               Securities").

Ratings:                        A2/A+

Face Amount:                   $50,000,000

Settlement Date:               March 31, 1998

Trust Termination Date:        March 1, 2018 On the Final Scheduled Distribution
                               Date, the Underlying Securities will be
                               distributed pro rata to the holders of the Class
                               A-2 Certificates.

Effect of Default of           In the event of default of the Underlying
Underlying Securities:         Securities each class of the Certificates will
                               receive its respective share of the proceeds of the Underlying Securities according to the Allocation Ratio. The "Allocation Ratio" will be the ratio of (a) for the Class A-1 Certificates the present value (discounted at arate of 6.883% per annum) of the interest coupons of the Underlying Securities due or to become due on or prior to the Final Scheduled Distribution Date and (b) for the A-2 Certificates the present value of the scheduled interest coupons and principal redemption of the Underlying Securities after the Final Scheduled Distribution Date
                               (discounted at a rate of 6.883% per annum).

--------------------------------------------------------------------------------
Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction, and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.

                                 LEHMAN BROTHERS
                            -------------------------
                            STRUCTURED CREDIT TRADING

         Class A-1 Corporate Bond-Backed Certificates, Series 1998-CAT-1
                                     3/18/98

                           Indicative Summary of Terms
                           ---------------------------

Notional Amount:              $40,880,173

Class A-1 Distributions:
-------------------------------------------------------------------------------------------------------
                   DATE           Cashflow          Interest        Principal    Principal Outstanding
                                                     (6.50%)         Pay Down         on Pay Date
-------------------------------------------------------------------------------------------------------
                3/31/98                                                                40,880,173
                 9/1/98          1,840,750         1,328,606          512,144          40,368,029
                 3/1/99          1,840,750         1,311,961          528,789          39,839,240
                 9/1/99          1,840,750         1,294,775          545,975          39,293,265
                 3/1/00          1,840,750         1,277,031          563,719          38,729,546
                 9/1/00          1,840,750         1,258,710          582,040          38,147,507
                 3/1/01          1,840,750         1,239,794          600,956          37,546,551
                 9/1/01          1,840,750         1,220,263          620,487          36,926,064
                 3/1/02          1,840,750         1,200,097          640,653          36,285,411
                 9/1/02          1,840,750         1,179,276          661,474          35,623,937
                 3/1/03          1,840,750         1,157,778          682,972          34,940,964
                 9/1/03          1,840,750         1,135,581          705,169          34,235,796
                 3/1/04          1,840,750         1,112,663          728,087          33,507,709
                 9/1/04          1,840,750         1,089,001          751,749          32,755,960
                 3/1/05          1,840,750         1,064,569          776,181          31,979,778
                 9/1/05          1,840,750         1,039,343          801,407          31,178,371
                 3/1/06          1,840,750         1,013,297          827,453          30,350,918
                 9/1/06          1,840,750           986,405          854,345          29,496,573
                 3/1/07          1,840,750           958,639          882,111          28,614,462
                 9/1/07          1,840,750           929,970          910,780          27,703,682
                 3/1/08          1,840,750           900,370          940,380          26,763,301
                 9/1/08          1,840,750           869,807          970,943          25,792,359
                 3/1/09          1,840,750           838,252        1,002,498          24,789,860
                 9/1/09          1,840,750           805,670        1,035,080          23,754,781
                 3/1/10          1,840,750           772,030        1,068,720          22,686,061
                 9/1/10          1,840,750           737,297        1,103,453          21,582,608
                 3/1/11          1,840,750           701,435        1,139,315          20,443,293
                 9/1/11          1,840,750           664,407        1,176,343          19,266,950
                 3/1/12          1,840,750           626,176        1,214,574          18,052,376
                 9/1/12          1,840,750           586,702        1,254,048          16,798,328
                 3/1/13          1,840,750           545,946        1,294,804          15,503,524
                 9/1/13          1,840,750           503,865        1,336,885          14,166,638
                 3/1/14          1,840,750           460,416        1,380,334          12,786,304
                 9/1/14          1,840,750           415,555        1,425,195          11,361,109
                 3/1/15          1,840,750           369,236        1,471,514           9,889,595
                 9/1/15          1,840,750           321,412        1,519,338           8,370,257
                 3/1/16          1,840,750           272,033        1,568,717           6,801,540
                 9/1/16          1,840,750           221,050        1,619,700           5,181,840
                 3/1/17          1,840,750           168,410        1,672,340           3,509,500
                 9/1/17          1,840,750           114,059        1,726,691           1,782,809
                 3/1/18          1,840,750            57,941        1,782,809                   -
--------------------------------------------------------------------------------------------------

Coupon:                        6.50%

Modified Duration:             7.9 (11 year bullet maturity equivalent)

Offering Yield:                10yr UST + 87

--------------------------------------------------------------------------------
Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction, and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.

                                 LEHMAN BROTHERS
                            -------------------------
                            STRUCTURED CREDIT TRADING



         Class A-2 Corporate Bond-Backed Certificates, Series 1998-CAT-1
                                     3/18/98
                           Indicative Summary of Terms

Proceeds:                      $13,415,500

Notional/Face:                 $50,000,000

Settlement Date:               March 31, 1998

Class A-2 Interest
Distributions:                 0.00%
                               (after March 1, 2018 Class A-2 Certificateholders will receive a distribution of the Underlying
                               Securities, the interest payments on which will be 7.375% per annum).

Scheduled
Distribution Date:             On March 1, 2018 the Class A-2 Certificates will
                               be entitled to a distribution of the Underlying
                               Securities held by the Trust.

Trust Distribution:            On the Scheduled Distribution Date the Underlying
                               Securities will be distributed to the
                               Certificateholders on a pro rata basis.

Benchmark Yield:               5.893%

Offering Spread:               1.160%

Offering Yield:                7.053%

Offering Price:                26.283%

--------------------------------------------------------------------------------
Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction, and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.